PAGE 1
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a party other than the Registrant                     [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

           Institutional International Funds, Inc. 033-29697/811-5833
                              Foreign Equity Fund
           T. Rowe Price International Funds, Inc. 002-65539/811-2958
                     T. Rowe Price International Stock Fund
                     T. Rowe Price International Bond Fund
                   T. Rowe Price International Discovery Fund
                       T. Rowe Price European Stock Fund
                          T. Rowe Price New Asia Fund
                            T. Rowe Price Japan Fund
                        T. Rowe Price Latin America Fund
                   T. Rowe Price Emerging Markets Stock Fund
                    T. Rowe Price Emerging Markets Bond Fund
                        T. Rowe Price Global Stock Fund
                T. Rowe Price International Growth & Income Fund
              T. Rowe Price International Bond Fund--Advisor Class
             T. Rowe Price International Stock Fund--Advisor Class
              T. Rowe Price Spectrum Fund, Inc. 033-10992/811-4998
                          Spectrum International Fund
          T. Rowe Price International Series, Inc. 033-52171/811-07145
                  T. Rowe Price International Stock Portfolio
       _________________________________________________________________
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Institutional International Funds, Inc. 033-29697/811-5833
                              Foreign Equity Fund
           T. Rowe Price International Funds, Inc. 002-65539/811-2958
                     T. Rowe Price International Stock Fund
                     T. Rowe Price International Bond Fund
                   T. Rowe Price International Discovery Fund
                       T. Rowe Price European Stock Fund
                          T. Rowe Price New Asia Fund
                            T. Rowe Price Japan Fund
                        T. Rowe Price Latin America Fund

PAGE 2
                   T. Rowe Price Emerging Markets Stock Fund
                    T. Rowe Price Emerging Markets Bond Fund
                        T. Rowe Price Global Stock Fund
                T. Rowe Price International Growth & Income Fund
              T. Rowe Price International Bond Fund--Advisor Class
             T. Rowe Price International Stock Fund--Advisor Class
              T. Rowe Price Spectrum Fund, Inc. 033-10992/811-4998
                          Spectrum International Fund
          T. Rowe Price International Series, Inc. 033-52171/811-07145
                  T. Rowe Price International Stock Portfolio


       _________________________________________________________________
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
      1)    Title of each class of securities to which transaction applies:
      _______________________________________________________
      2)    Aggregate number of securities to which transaction applies:
      ________________________________________________________
      3)
      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (1)
      ________________________________________________________
      4)    Proposed maximum aggregate value of transaction:
      ________________________________________________________
      5)    Total fee paid:
      ________________________________________________________
      [ ] Fee paid previously with preliminary materials.
      ________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      1)    Amount previously paid:
      _______________________________________________________
      2)    Form, schedule, or Registration Statement no.:
      ________________________________________________________
      3)    Filing party:
      ________________________________________________________
      4)    Date filed:
      ________________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                                 T. Rowe Price Funds
                                                           100 East Pratt Street
                                                       Baltimore, Maryland 21202

                                                             Patricia B. Lippert
                                                                       Secretary

September 1, 2000

An annual meeting of shareholders of the funds, all Maryland corporations, will be held on Wednesday, October 25, 2000, at 2:00 p.m., eastern time, at the Four Seasons Hotel, 2800 Pennsylvania Avenue, N.W., Washington, D.C. 20007. The following matters will be acted upon at that time:

1. ALL FUNDS. To approve or disapprove a new investment management agreement for each fund;

2. FOREIGN EQUITY FUND. To approve or disapprove amending a fundamental policy of the fund to permit it to engage in securities lending;

3. NEW ASIA FUND. To approve or disapprove amending a fundamental policy of the fund to change its status from diversified to non-diversified;

4. ALL FUNDS EXCEPT SPECTRUM INTERNATIONAL. To elect five directors to serve on the Boards of the funds until the next annual meeting, if any, or until their successors shall have been duly elected and qualified;

5. ALL FUNDS. To ratify or reject the appointment of the firm of PricewaterhouseCoopers LLP as independent accountants for each fund's current fiscal year; and

6. To transact such other business as may properly come before the meeting and any adjournments thereof.

Institutional International Funds, Inc.
 consisting of its series:
 Foreign Equity Fund
T. Rowe Price International Funds, Inc.
 consisting of its series:
 T. Rowe Price International Stock Fund
 T. Rowe Price International Bond Fund
 T. Rowe Price International Discovery Fund
 T. Rowe Price European Stock Fund
 T. Rowe Price New Asia Fund
 T. Rowe Price Japan Fund
 T. Rowe Price Latin America Fund
 T. Rowe Price Emerging Markets Stock
 Fund
 T. Rowe Price Emerging Markets Bond Fund
 T. Rowe Price Global Stock Fund
 T. Rowe Price International Growth & Income Fund
 T. Rowe Price International Bond Fund -Advisor Class
 T. Rowe Price International Stock Fund -Advisor Class
T. Rowe Price Spectrum Fund, Inc.
 consisting of one of its series:
 Spectrum International Fund
T. Rowe Price International Series, Inc.
 consisting of its series:
 T. Rowe Price International Stock Portfolio
(Collectively the "funds" and,
individually, a "fund")

The shareholders of each fund will vote only on those proposals that apply to their fund(s). Only shareholders of record of common stock at the close of business on August 25, 2000, are entitled to notice of, and to vote at, this meeting or any adjournment thereof. THE BOARDS OF THE FUNDS RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.



PATRICIA B. LIPPERT


                            YOUR VOTE IS IMPORTANT
------------------------------------------------------------------------------
ALL FUNDS (OTHER THAN INTERNATIONAL STOCK PORTFOLIO)
SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE
ACTED UPON BY USING ONE OF THE FOLLOWING THREE METHODS:

1. VOTE BY INTERNET.

 .    Read the proxy statement.

 .    Go to the proxy voting link found on your proxy card.

 .    Enter the control number found on your proxy card.

 .    Follow the instructions using your proxy card as a guide.

2. VOTE BY TELEPHONE.

 .    Read the proxy statement.

 .    Call the toll-free number found on your proxy card.

 .    Enter the control number found on your proxy card.

 .    Follow the recorded instructions using your proxy card as a guide.

3. VOTE BY MAIL.

 .    Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.



 INTERNATIONAL STOCK PORTFOLIO

SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICES ON EACH OF THE MATTERS TO BE
ACTED UPON BY USING THE FOLLOWING METHOD:

1. VOTE BY MAIL.

 .    Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.



YOUR PROMPT RESPONSE WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID THE
ADDITIONAL EXPENSE OF FURTHER SOLICITATION.


------------------------------------------------------------------------------

                    INSTITUTIONAL INTERNATIONAL FUNDS, INC.


                    T. ROWE PRICE INTERNATIONAL FUNDS, INC.


                     T. ROWE PRICE SPECTRUM FUND, INC., AND


                    T. ROWE PRICE INTERNATIONAL SERIES, INC.


               Annual Meeting of Shareholders -- October 25, 2000


                                PROXY STATEMENT

This document gives you information you need in order to vote on the matters coming before the annual meeting and is furnished in connection with the solicitation of proxies by the funds, which are all Maryland corporations. If you have any questions, please feel free to call us toll free, 1-800-541-5910.


Who is asking for my vote?

The boards of the funds have asked that you vote on the matters listed in the notice of annual meeting of shareholders. The votes will be formally counted at the annual meeting on Wednesday, October 25, 2000, and if the annual meeting is adjourned, at any later meeting. You may vote in person at the annual meeting, by Internet, by telephone, or by returning your completed proxy card in the postage-paid envelope provided. International Stock Portfolio shareholders may vote in person at the annual meeting or by returning their completed proxy card in the postage-paid envelope provided. Details can be found on the enclosed proxy insert. Do not mail the proxy card if you are voting by Internet or telephone.


Who is eligible to vote?

Shareholders of record at the close of business on August 25, 2000, (the "RECORD DATE") are notified of the meeting and are entitled to vote. The notice of annual meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about September 1, 2000.

Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share of the fund(s) they held as of August 25, 2000. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the fund(s): (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What are shareholders being asked to vote on?

At a meeting held on July 18, 2000, the Boards of the funds, including a majority of the independent directors, unanimously approved submitting the following proposals:

PROPOSAL                                     FUNDS AFFECTED
---------------------------------------------------------------------
1.  To approve or disapprove new Investment  All funds
 Management Agreements.
2.  To approve or disapprove an amendment    Foreign Equity Fund
 to the fundamental policy of the Foreign    only
 Equity Fund to permit the fund to engage
 in securities lending.
3.  To approve or disapprove an amendment    T. Rowe Price New
 to the fundamental policy of the New Asia   Asia Fund only
 Fund to change its status from diversified
 to non-diversified.
4.  To elect five directors to serve on the  All funds (other than
 Boards of the funds until the next annual   Spectrum
 meeting, if any, or until their successors  International Fund)
 shall have been duly elected and
 qualified.
5.  To ratify the appointment of the firm    All funds
 of PricewaterhouseCoopers LLP as
 independent accountants for each fund's
 current fiscal year.
6.  To transact such other business as may   All funds
 properly come before the meeting and any
 adjournments thereof.
---------------------------------------------------------------------





How can I get more information about the funds?

A COPY OF EACH FUND'S MOST CURRENT ANNUAL AND SEMIANNUAL SHAREHOLDER REPORT WAS MAILED TO ALL SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS FOR THE FUNDS' FISCAL PERIOD-END. IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF ANY REPORT, PLEASE CONTACT T. ROWE PRICE BY CALLING 1-800-541-5910; WRITING TO 100 EAST PRATT STREET, BALTIMORE, MARYLAND 21202; OR VISITING OUR WEBSITE AT WWW.TROWEPRICE.COM. ALL COPIES ARE PROVIDED FREE OF CHARGE.

PROPOSAL NO. 1 -- NEW INVESTMENT MANAGEMENT AGREEMENTS BETWEEN T. ROWE PRICE INTERNATIONAL, INC. AND THE FUNDS.


Why are shareholders being asked to approve new investment management agreements?

Rowe-Price Fleming International, Inc. ("Price-Fleming") was the investment manager of the funds since their inception. Price-Fleming was 50% owned by Robert Fleming Holdings Limited ("Flemings") and 50% owned by T. Rowe Price Associates, Inc. ("T. Rowe Price"). On August 8, 2000, T. Rowe Price became the sole owner of Price-Fleming. At the same time, T. Rowe Price changed the name of Price-Fleming to T. Rowe Price International, Inc. ("Price International"). The August 8, 2000, purchase caused the investment management agreements between the funds and Price-Fleming (the "Price-Fleming Agreements") to terminate automatically. On July 18, 2000, in order to avoid disruption of the funds' investment management programs, the Boards of Directors of the funds, in accordance with Rule 15a-4 under the Investment Company Act of 1940 ("1940 Act"), approved interim investment management agreements ("Interim Agreements") between the funds and Price International. The Interim Agreements have a term of 150 days from August 8, 2000. Also, on July 18, 2000, in order to ensure continuity and avoid disruption of the funds' investment management programs, the Boards of the funds decided to approve new investment management agreements (the "Proposed Agreements") with Price International and recommended that shareholders of the funds be asked to approve these agreements as well.


How do the Proposed Agreements differ from the current ones?

The Proposed Agreements are identical to the Price-Fleming Agreements except that they reflect the new name of the investment manager: Price International instead of Price-Fleming. There are no changes in the fees charged or services being provided. The Proposed Agreements are also identical to the Interim Agreements except that the term of the Proposed Agreements runs from year to year, subject to approval of the Boards of Directors, including all of the independent directors, rather than 150 days. Additionally, the Interim Agreements include a provision requiring the investment management fees due Price International to be held in escrow pending approval of the Proposed Agreements. See Exhibit 1 for a model Proposed Agreement.


What matters were considered by the Boards in recommending the new advisory agreements?

On July 18, 2000, the Boards of Directors of the funds, including a majority of the directors who are not "interested persons" of the investment manager or the funds, unanimously voted to approve the Proposed Agreements.

In authorizing the Proposed Agreements, the Directors of the funds took special note that the investment management fees to be paid by the funds and the level of services to be received by the funds were exactly the same as under the Interim and Price-Fleming Agreements. The Boards also considered the performance of the funds individually and relative to other international and global funds, the level of investment management fees charged by the funds and other comparable international and global mutual funds, and the overall expense ratios of the funds in relation to other international and global mutual funds. The Boards reviewed the expertise, personnel, and resources Price International is willing to commit to the management of the funds. The Boards took into account benefits that the funds and Price International might receive as a result of the funds being a part of the T. Rowe Price family of mutual funds and Price International being an affiliate of T. Rowe Price. Finally, the Boards took into account all of the information presented to them at their March 8, 2000, Board meeting in connection with their annual review of the funds' investment management agreements. After reviewing all of these factors, the Boards unanimously recommended that shareholders of the funds be asked to approve the Proposed Agreements.


When were the current agreements adopted?

The Interim Agreements were approved by the Directors, including a majority of the independent directors, of the funds on July 18, 2000, and became effective on August 8, 2000. By their terms, the Proposed Agreements will continue in effect from year to year as long as they are approved annually by the funds' Directors (at a meeting called for that purpose) or by vote of a majority of the funds' outstanding shares. In either case, renewal of the Proposed Agreements must be approved by a majority of the funds' independent directors. The Proposed Agreements are subject to termination without penalty on 60 days' written notice by either party to the other and will terminate automatically in the event of assignment. The Price-Fleming Agreements were last approved by shareholders as follows:

International Stock Fund and   April 21, 1987
International Bond Fund
European Stock Fund and        April 19, 1990
Foreign Equity Fund
International Discovery Fund   April 18, 1991
and New Asia Fund



The Price-Fleming Agreements for the other funds were approved by the initial shareholders at the time of their inception.


What do the funds currently pay to Price International for its advisory services?

For its services to the funds under the Interim Agreements, Price International is paid a management fee ("MANAGEMENT FEE") at the rates set forth below. As noted, the management fees paid under the Interim Agreements are being held in escrow pending approval of the Proposed Agreements.

Table 1 sets forth the name of each T. Rowe Price sponsored investment company for which Price International acts as investment manager, the fund's investment objective and focus, net assets as of June 30, 2000, the annual rate of compensation (i.e., the fee Price International is paid for its services as manager to the respective portfolio), whether fees are waived or reduced, and the total fees paid to Price International for the fund's most recent fiscal year.


Table 1
                                    Net Assets     Annual
                                    of Fund at     Rate of   Fees        Total Fees
Name of   Investment   Investment   06/30/00 (in   CompensatiWaived or   (in
Fund      Objective    Focus        thousands)               Reduced     thousands)
--------------------------------------------------------------------------------------
Foreign   Long-term    C            $3,610,796       0.70%         No           $
Equity    growth of    ommon                                                 22,916
          capital      stocks of
                       estab
                       lished,
                       non-U.S.
                       compa
                       nies
----------------------------------------------------------------------------------------
InternationalLong-term    C            $12,011,954      0.67%         No           $
Stock        growth of    ommon                                                 67,463
             capital      stocks of
                          estab
                          lished,
                          non-U.S.
                          compa
                          nies
-------------------------------------------------------------------------------------------

Table 1 (continued)
                                             Net Assets     Annual    Fees        Total Fees
                   Investment   Investment   of Fund at     Rate of   Waived or   (in thou
Name of Fund       Objective    Focus        06/30/00 (in   Compensa  Reduced     sands)
                                             thousands)     tion
-----------------------------------------------------------------------------------------------
International      Long-term    C            $1,102,648      1.07%        No           $
Discovery          growth of    ommon                                                2,637
                   capital      stocks of
                                rapidly
                                growing,
                                small to
                                medium-
                                sized non
                                -

                                U.S. com
                                panies
-----------------------------------------------------------------------------------------------
European Stock     Long-term    Common       $1,432,727      0.82%        No           $
                   growth of    stocks of                                           11,960
                   capital.     European
                   Current      compa
                   income is    nies
                   secondary
-----------------------------------------------------------------------------------------------
New Asia           Long-term    Asian        $1,205,974      0.82%        No           $
                   growth of    compa                                                6,444
                   capital      nies
                                excluding
                                Japan
-----------------------------------------------------------------------------------------------
Japan              Long-term    Common       $419,351        0.82%        No           $
                   growth of    stocks of                                            2,345
                   capital      Japanese
                                compa
                                nies
-----------------------------------------------------------------------------------------------
Latin America      Long-term    C            $261,545        1.07%        No           $
                   growth of    ommon                                                2,155
                   capital      stocks of
                                Latin
                                American
                                compa
                                nies
-----------------------------------------------------------------------------------------------
Emerging           Long-term    Common       $188,457        1.07%       Yes           $
Markets Stock      growth of    stocks of                                /a/          962
                   capital      emerging
                                market
                                compa
                                nies
-----------------------------------------------------------------------------------------------
Global Stock       Long-term    Common       $114,324        0.67%       Yes           $
                   growth of    stocks of                                /a/          275
                   capital      estab
                                lished
                                compa
                                nies
                                through
                                out the
                                world,
                                including
                                the U.S.
-----------------------------------------------------------------------------------------------

Table 1 (continued)
                                             Net Assets     Annual    Fees        Total Fees
                   Investment   Investment   of Fund at     Rate of   Waived or   (in thou
Name of Fund       Objective    Focus        06/30/00 (in   Compensa  Reduced     sands)
                                             thousands)     tion
-----------------------------------------------------------------------------------------------
International      Long-term    Common       $10,887         0.67%       Yes           $
Growth & Income    growth of                                             /a/           0
                   capital      s
                   and rea      tocks of
                   sonable      well-
                   income       estab
                                lished,
                                dividend-
                                paying
                                non-U.S.
                                compa
                                nies
-----------------------------------------------------------------------------------------------
Spectrum           Long-term    T. Rowe      $102,469       0.45%to       No           -
International      capital      Price                        1.07%
                   apprecia     interna                       /b/
                   tion         tional
                                funds
-----------------------------------------------------------------------------------------------
International      Long-term    C            $767,025        1.05%        No        $5,724
Stock Portfolio    growth of    ommon                         /c/                     /c/
                   capital      stocks of
                                estab
                                lished,
                                non-U.S.
                                compa
                                nies
-----------------------------------------------------------------------------------------------
International      H            High-        $708,784        0.67%        No           $
Bond               igh cur      quality,                                             5,822
                   rent         nondollar-
                   income       denomi
                   and capi     nated
                   tal appre    bonds
                   ciation      outside
                                the U.S.
-----------------------------------------------------------------------------------------------
Emerging           High         Emerging     $169,693        0.77%       Yes          $1,
Markets Bond       income       m                                        /a/          329
                   and capi     arket
                   tal appre    bonds
                   ciation
-----------------------------------------------------------------------------------------------
Global Bond        High cur     High-        $26,987         0.67%       Yes           $
                   rent         quality                                  /a/          54
                   income       foreign
                   and, sec     and U.S.
                   ondarily,    govern
                   capital      ment
                   apprecia     bonds
                   tion and
                   protec
                   tion of
                   principal
-----------------------------------------------------------------------------------------------



/a/
 Price International is contractually obligated to waive its fees and bear any expenses to the extent such fees or expenses would cause the funds' ratios of expenses to average net assets to exceed the indicated percentage limitations. Fees waived or expenses paid or assumed are subject to reimbursement to Price International by each fund through the indicated reimbursement date, but no reimbursement will be made if it would result in a fund's expense ratio exceeding its specified limit. A summary of the funds' expense limitations and the periods for which they are effective is set forth below:

         Fund           Limitation Period  Expense Ratio Limitation  Reimbursement Date

 International Growth    12/1/98-10/31/00           1.25%                 10/31/02
 & Income
                        -----------------------------------------------------------------
 Global Stock            11/1/99-10/31/01           1.20%                 10/31/03
                        -----------------------------------------------------------------
 Emerging Markets        11/1/99-10/31/01           1.75%                 10/31/03
 Stock
                        -----------------------------------------------------------------
 Global Bond             1/1/99-12/31/00            1.00%                 12/31/02
 Emerging Markets Bond   1/1/99-12/31/00            1.25%                 12/31/02



/b/
 Spectrum Fund does not pay a management fee. However, shareholders in the fund indirectly pay the management fees of the underlying funds in which Spectrum invests. A range is given because the management fee fluctuates based on the portion of the fund's assets invested in each underlying fund.

/c/
 The International Stock Portfolio pays an all-in management fee that includes operating expenses.

Table 2 sets forth the name of each fund subadvised by Price International, its investment objective, net assets as of June 30, 2000, annual rate of compensation, and whether fees have been waived or reduced.


Table  2  Comparison of Funds Subadvised by Price
International
                                                                    Net Assets
                                                                    of Fund at
                                                 Investment         06/30/00 (in   Annual Rate of      Fees Waived or
Name of Fund                                     Objective          thousands)     Compensation        Reduced
------------------------------------------------------------------------------------------------------------------------
The Commerce Funds                               Long-term               $180,393  .75% of the first         Yes
                                                 growth of capital
The International Equity Fund                                                      $20 million
                                                                                   .60% of the next

                                                                                   $30 million
                                                                                   .50% above $50
                                                                                   million*
------------------------------------------------------------------------------------------------------------------------
Endeavor Series Trust                            Long-term               $223,607  .75% of the first         Yes
                                                 growth of capital
T. Rowe Price International Stock Portfolio                                        $20 million
                                                                                   .60% of the next

                                                                                   $30 million
                                                                                   .50% above $50
                                                                                   million*
------------------------------------------------------------------------------------------------------------------------

Table

                                      Net Assets
                   Investment         of Fund at     Annual Rate of      Fees Waived or
Name of Fund       Objective          06/30/00 (in   Compensation        Reduced
                                      thousands)
------------------------------------------------------------------------------------------
EQ Advisors Trust  Long-term               $244,639  .75% of the first         Yes
                   growth of capital
T. Rowe Price                                        $20 million
International                                        .60% of the next
Stock Portfolio
                                                     $30 million
                                                     .50% above $50
                                                     million*
------------------------------------------------------------------------------------------
John Hancock       Long-term                         .75% of the first         Yes
Variable Series    growth of capital
Trust I                                              $20 million
                                                     .60% of the next
International
Opportunities                                        $30 million
Portfolio                                            .50% above $50
                                                     million*
International
Opportunities II
Portfolio                                  $102,752



                                            $26,108
------------------------------------------------------------------------------------------
LB Series Fund,    Long-term                         .75% of the first         Yes
Inc.               growth of capital       $600,967
                                                     $20 million
World Growth                                         .60% of the next
Portfolio
                                                     $30 million
                                                     .50% above $50

Lutheran                                             million
Brotherhood                                          .50% on all
Family of Funds                                      assets once
                                                     assets exceed
Lutheran                                             $200 million**
Brotherhood World
Growth Fund                                $142,639
------------------------------------------------------------------------------------------
Manufacturers      Long-term               $286,236  .75% of the first         Yes
Investment Trust   growth of capital
                                                     $50 million
International                                        .50% of the next
Stock Trust
                                                     $150 million
                                                     .50% on all
                                                     assets once
                                                     assets exceed
                                                     $200 million**
------------------------------------------------------------------------------------------
SunAmerica Style   Long-term                $61,476  .75% of the first         Yes
Select Series,     growth of capital
Inc.                                                 $20 million
                                                     .60% of the next
International
Equity Portfolio                                     $30 million
                                                     .50% above $50
                                                     million*
------------------------------------------------------------------------------------------

 2 Comparison of Funds Subadvised by Price International (continued)

Table  2 Comparison of Funds Subadvised by Price
International (continued)
                                                                                       Net Assets
                                                                    Investment         of Fund at     Annual Rate of      Fees Waive
Name of Fund                                                        Objective          06/30/00 (in   Compensation        Reduced
                                                                                       thousands)
------------------------------------------------------------------------------------------------------------------------------------
The Vantagepoint Funds                                              Long-term               $112,456  .75% of the first         Yes
                                                                    growth of capital
International Fund                                                                                    $20 million
                                                                                                      .60% of the next

                                                                                                      $30 million
                                                                                                      .50% above $50
                                                                                                      million*
------------------------------------------------------------------------------------------------------------------------------------

Please note that the net asset figures for subadvised funds are based on internal T. Rowe Price market value records.

* Price International has agreed to waive its fees so that at $200 million, the subadvisory fee would be.50% on all assets.

**Price International has agreed to waive its fees so that at $500 million, the subadvisory fee would be 45% on all assets.


What services does Price International provide under the current and Proposed Agreements?

Under the current and Proposed Agreements, Price International provides the funds with discretionary investment services. Specifically, Price International is responsible for supervising and directing the investments of the fund in accordance with the fund's investment objective, program, and restrictions as provided in its prospectus and Statement of Additional Information. Price International is also responsible for effecting all securities transactions on behalf of the fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, Price International provides the fund with a wide range of corporate administrative services. Each agreement (other than for International Stock Portfolio and Spectrum International) provides that the funds will bear all expenses of their operations not specifically assumed by Price International. The agreement with the International Stock Portfolio provides that Price International will pay all expenses of the fund with the exception of interest, taxes, brokerage commissions, directors fees and expenses, and non-recurring and extraordinary expenses. The agreement with Spectrum International Fund essentially provides that either the underlying funds in which Spectrum Fund invests or Price International will bear the expenses of Spectrum International Fund.

The current and Proposed Agreements also provide that Price International, its directors, officers, employees, and certain other persons performing specific functions for the fund will only be liable to the fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

Who else provides services to the funds?

Each fund has an underwriting agreement with T. Rowe Price Investment Services, Inc. ("Investment Services"), a transfer agency agreement with T. Rowe Price Services, Inc. ("Price Services"), a subtransfer agency agreement with T. Rowe Price Retirement Plan Services, Inc. ("Retirement Services"), and a fund accounting services agreement with T. Rowe Price. The address of T. Rowe Price and Investment Services is 100 East Pratt Street, Baltimore, Maryland 21202, and the address of Price Services and Retirement Services is 4515 Painters Mill Road, Owings Mills, Maryland 21117. Each is a wholly owned subsidiary of T. Rowe Price. James S. Riepe is Chairman of the Board of Price Services, Retirement Services, Investment Services, and the Spectrum Fund. He is also a vice president of Institutional International Funds, International Funds, and International Series.

Henry H. Hopkins, a vice president of the funds, is a vice president and director of both Investment Services and Price Services and a vice president of Retirement Services. Certain officers and interested directors of the funds own shares of the common stock of T. Rowe Price, its only class of securities.


What services are provided under these other agreements?

Price Services provides certain transfer agency and other shareholder administrative and communication services for all accounts. T. Rowe Price calculates the daily share price and maintains the portfolio and general accounting records of the funds. Retirement Services performs certain subaccounting and recordkeeping services with respect to shareholder accounts in certain retirement plans. The fees paid by the funds to these entities are set forth below for the most recent fiscal year. All such fees are reviewed annually by the fund's directors in connection with renewal of the service contracts involving these entities. The services provided by these entities will continue to be provided whether or not the Proposed Agreements are approved.

Table 3
                                                                                         Retirement
                                                                   Transfer Agent and    Subaccounting
Fund                                                               Shareholder Services  Services       Accounting Services
-----------------------------------------------------------------------------------------------------------------------------
Foreign Equity                                                                  $32,000       --                   $111,000
International Stock                                                          $6,347,000     $4,529,000             $164,000
International Bond                                                           $1,201,000        $62,000             $135,000
International Discovery                                                        $400,000        $24,000             $132,000
European Stock                                                               $1,709,000       $115,000             $111,000
New Asia                                                                     $1,735,000       $138,000             $122,000
Japan                                                                          $436,000         $7,000             $108,000
Latin America                                                                  $595,000        $43,000             $117,000
-----------------------------------------------------------------------------------------------------------------------------
Emerging Markets Stock                                                         $260,000        $19,000             $106,000
Global Stock                                                                   $136,000        $28,000             $106,000
International Growth & Income                                                   $25,000       --                    $97,000
International Bond Fund - Advisor Class*
                                                                            --                --                --


International Stock Fund - Advisor Class*
                                                                            --                --                --


Spectrum International/**/                                                  --                --                --
International Stock Portfolio ***                                           --                --                --
-----------------------------------------------------------------------------------------------------------------------------

* The advisor class shares were first issued on March 31, 2000. Information is for the period April 1 through June 30, 2000.

** Expenses of the Spectrum International Fund are paid by the underlying funds in which it invests.

***
  The International Stock Portfolio pays an all-in management fee that includes operating expenses.

The T. Rowe Price Trust Company (the "TRUST COMPANY"), a wholly-owned subsidiary of T. Rowe Price, serves as trustee and custodian for certain IRA, Keogh, and other prototype plans which utilize the Price Funds as investment options. For these services, the Trust Company charges each such shareholder account a fiduciary fee. During 1999, the aggregate of such fees totaled approximately $4.7 million. In addition, Retirement Services provides administrative services to certain defined contribution retirement plans. During 1999, Retirement Services received fees from all plans utilizing such services in the amount of $31.5 million. T. Rowe Price also receives fees for servicing variable annuity contracts that utilize the T. Rowe Price mutual funds as investment vehicles. In 1999, these fees totaled $900,000.

Investment Services, the distributor for the Price Funds, makes available to shareholders of the Price Funds and others a brokerage service. During 1999, this service generated net commissions totaling $19.6 million.

The funds have been authorized to use brokers affiliated with Flemings in connection with the execution of their portfolio transactions. The aggregate amount of commissions paid to these affiliated brokers by the funds for their most recent fiscal year and the percentages these amounts represented of the total commissions paid by the funds over that period are set forth below. These brokers ceased to be affiliates of the funds on August 8, 2000, when Price International became a wholly-owned subsidiary of T. Rowe Price.


Table 4
Fund Name                Total Brokerage Commissions Paid to Affiliated Brokers

---------------------------------------------------------------------------------
 Foreign Equity         $                                                83,531
---------------------------------------------------------------------------------
 International Stock    $                                               273,399
 (including Advisor
 Class)
---------------------------------------------------------------------------------
 International          $                                                68,420
 Discovery
---------------------------------------------------------------------------------
 European Stock         $                                                54,259
---------------------------------------------------------------------------------
 New Asia               $                                               332,889
---------------------------------------------------------------------------------
 Japan                  $                                                64,341
---------------------------------------------------------------------------------
 Latin America          $                                               112,032
---------------------------------------------------------------------------------
 Emerging Markets       $                                                37,250
 Stock
---------------------------------------------------------------------------------
 Global Stock           $                                                 1,773
---------------------------------------------------------------------------------
 International Growth   $                                                   165
 & Income
---------------------------------------------------------------------------------
 International Stock    $                                                17,414
 Portfolio
---------------------------------------------------------------------------------
                         % of Total Fund Brokerage Commissions Paid to Affiliated Brokers
Fund Name

------------------------------------------------------------------------------------------------
 Foreign Equity                                                                           3.27%
------------------------------------------------------------------------------------------------
 International Stock                                                                      4.18%
 (including Advisor
 Class)
------------------------------------------------------------------------------------------------
 International                                                                            6.14%
 Discovery
------------------------------------------------------------------------------------------------
 European Stock                                                                           5.75%
------------------------------------------------------------------------------------------------
 New Asia                                                                                 9.60%
------------------------------------------------------------------------------------------------
 Japan                                                                                    8.56%
------------------------------------------------------------------------------------------------
 Latin America                                                                           27.05%
------------------------------------------------------------------------------------------------
 Emerging Markets                                                                        10.75%
 Stock
------------------------------------------------------------------------------------------------
 Global Stock                                                                             0.23%
------------------------------------------------------------------------------------------------
 International Growth                                                                     0.36%
 & Income
------------------------------------------------------------------------------------------------
 International Stock                                                                      3.90%
 Portfolio
------------------------------------------------------------------------------------------------




What vote is required to approve the new Investment Management Agreements?

Proposal No. 1 requires the affirmative vote of the lesser of (a) 67% or more of the shares present at the meeting of the fund in person or by proxy or (b) a majority of the fund's outstanding shares. THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL. The votes of the International Bond Fund and International Bond Fund - Advisor Class will be combined. The votes of the International Stock Fund and the International Stock Fund - Advisor Class will be combined.

PROPOSAL NO. 2 -- AMENDMENT OF THE FOREIGN EQUITY FUND'S FUNDAMENTAL POLICY ON SECURITIES LENDING.

The Foreign Equity Fund has a fundamental policy that prohibits it from engaging in any securities lending. It is the only fund among the T. Rowe Price international funds that has such a policy. The directors of the fund recommend changing the policy to permit the fund to engage in securities lending.

In making its decision, the directors determined that the potential benefits of permitting the fund to make securities loans outweigh the potential risks. Securities lending has the potential to increase the fund's income as a result of fees received by the fund from the borrowers of the securities. The potential risk in a securities loan is that the borrower will default, that is, be unable to return the lent security at all or return it late. To protect against this risk, the fund's investment manager will only lend securities to persons it believes to be creditworthy. Further, all securities loans would be fully collateralized with liquid, high-grade debt securities. This means that at the time the fund would make a loan of its securities, it would receive as collateral liquid, high-grade debt securities or cash in an amount at least equal to the value of the securities lent plus an additional amount as determined by the fund and borrower. The amount of collateral is adjusted daily to ensure that it remains at the appropriate level throughout the time the securities are on loan. When the securities are returned to the fund, the collateral is returned to the borrower. The fund would also have the right to terminate the loan at any time and receive the securities back in a timely manner. While there is no guarantee that the fund would have the same results, the experience of the fund's investment manager to date with securities lending in the other portfolios it manages has been positive. No defaults have occurred and the income received by those other portfolios has contributed to their overall income and return.

If the proposed change is approved by shareholders, the fund's fundamental policy on lending would be amended to permit securities lending as follows (the new language is in bold):

The fund may not make loans, although the fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt.

What vote is required to approve this amendment to the fund's policies and practices?

Proposal No. 2 requires the affirmative vote of the lesser of (a) 67% or more of the shares present at the meeting of the fund in person or by proxy or (b) a majority of the fund's outstanding shares. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.


PROPOSAL NO. 3 -- AMENDMENT OF THE NEW ASIA FUND'S FUNDAMENTAL POLICY TO CHANGE ITS STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED.

The fund is considered to be a diversified mutual fund under the 1940 Act. This means that as a matter of fundamental policy the fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund's total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund. The directors of the fund recommend amending this fundamental policy to change the fund to nondiversified. A nondiversified fund can invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single company than a diversified fund. As a result, the fund could become somewhat riskier because it would have the ability to hold larger positions in a fewer number of securities.

Importantly, the fund is not seeking this change in order to invest the portfolio in a significantly fewer number of issuers. However, the fund's benchmark, the MSCI All Country Far East Free Ex-Japan Index ("MSCI Index"), has become increasingly dominated by a small group of large companies. The fund does not seek to replicate the MSCI Index. However, if it were enthusiastic about the dominant stocks in the index and wished to overweight them, it could be prevented from doing so given the fund's current policy on diversification. Therefore, to provide the fund with sufficient investment flexibility to pursue its investment program, the fund's Board believes it would be prudent to remove the diversification restriction to which it is now subject.

If the proposal is approved, the fund will still be subject to the diversification rules of the Internal Revenue Code. These provide that the fund will not purchase a security if, as a result, with respect to 50% (instead of 75%) of its total assets, more than 5% of the fund's total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

What vote is required to approve this amendment to the fund's policies and practices?

Proposal No. 3 requires the affirmative vote of the lesser of (a) 67% or more of the shares present at the meeting of the fund in person or by proxy or (b) a majority of the fund's outstanding shares. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL.


PROPOSAL NO. 4 -- ELECTION OF DIRECTORS


ALL FUNDS (other than Spectrum International)


Who are the nominees for director?

The Boards have proposed a slate of the five persons listed in Table 5 for election as director, each to hold office until the next annual meeting (if any) or until his successor is duly elected and qualified. Each of the nominees is a member of the present Board of Directors of each fund and has served in that capacity since originally elected.

A shareholder using the enclosed proxy card can vote for all or any of the nominees or withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Boards of the funds may recommend. There are no family relationships among these nominees.

Shareholders are being asked to elect the Board of Directors of their respective fund(s) only.


Table 5  Nominees to Each Fund's Board of
Directors
                                                                                All Other Price
Name, Date of Birth, Address,                Fund Shares Beneficially           Funds' Shares Owned
Position on Fund Board, and                  Owned, Directly or Indirectly,     Directly as of June
Principal Occupations/a/                     as of June 30, 2000                30, 2000
----------------------------------------------------------------------------------------------------
*M. David Testa, 4/22/44                     Emerging Markets    30,794.796     1,118,813.637
                                             Stock               98,192.199
100 E. Pratt Street, Baltimore, MD 21202     International
                                             Stock
Vice President and Director of the Funds

Vice Chairman of the Board, Chief
Investment Officer, Managing Director, T.
Rowe Price; Director, T. Rowe Price
International, Inc.; Vice President and
Director, T. Rowe Price Trust Company;
Officer and/or Director of the T. Rowe
Price Funds/Trusts.
----------------------------------------------------------------------------------------------------
*Martin G. Wade, 2/16/43                     International       15,598.205     4,150.208
                                             Stock               3,237.370
25 Copthall Avenue                                               4,726.901
London, EC2R 7DR, England                    International
                                             Discovery
Chairman of the Board of the Funds
                                             Latin America
Director, T. Rowe Price; Chairman, T. Rowe
Price International, Inc.
----------------------------------------------------------------------------------------------------
Anthony W. Deering, 1/28/45                  European Stock      6,151.461      123,100.143
                                             International       1
10275 Little Patuxent Parkway,               Discovery           ,
Columbia, MD 21044                           Japan               918.816
                                                                 6,722.880
Director of the Funds

Director, Chairman of the Board, President,
and Chief Executive Officer, The Rouse
Company, real estate developers, Columbia,
Maryland; Advisory Director, Kleinwort,
Benson (North America) Corporation, a
registered broker-dealer; Director/Trustee
of the T. Rowe Price Fixed Income
Funds/Trusts.
----------------------------------------------------------------------------------------------------
Donald W. Dick, Jr., 1/27/43                 International       1,158.75       16
                                             Discovery           0              8
28 Loon Lane                                 International       2,472.012      ,679.648
Menemsha Inn Road                            Stock               1,136.614
Chilmark, MA 02535                           Latin America       1,754.735
                                             New Asia            1,305.885
Director of the Funds                        Global Bond         2,058.592
                                             International Bond  2,693.515
Principal, EuroCapital Advisors, LLC, an     Japan               1,143.619
acquisition and management advisory firm;    European Stock
Director, Waverly, Inc., Baltimore,          Fund
Maryland; Director/Trustee of the T. Rowe
Price Equity Funds/Trusts.
----------------------------------------------------------------------------------------------------
Paul M. Wythes, 6/23/33                      International       31,824.325     62,643.560
                                             Discovery
755 Page Mill Road, Suite A200
Palo Alto, California 94304-1005

Director of the Funds

Founding Partner of Sutter Hill Ventures, a
venture capital limited partnership,
providing equity capital to young high
technology companies throughout the United
States; Director, Teltone Corporation and
InterVentional Technologies Inc.;
Director/Trustee of the T. Rowe Price
Equity Funds/Trusts.
----------------------------------------------------------------------------------------------------

* Nominees considered "interested persons" of T. Rowe Price.

/a/Except as otherwise noted, each individual has held the office indicated, or other offices in the same company, for the last five years.

Table 6 sets forth the year each director/trustee was first elected to the fund.



Table 6  Year of Original Election to Each Fund's
Board
T. Rowe Price Fund                               Deering  Dick   Testa  Wade   Wythes
--------------------------------------------------------------------------------------
Institutional International                       1991    1989   1989   1989   1996
--------------------------------------------------------------------------------------
International Funds                               1991    1988   1979   1982   1996
--------------------------------------------------------------------------------------
International Series                              1994    1994   1994   1994   1996
--------------------------------------------------------------------------------------



Do the nominees have a stake in the funds?

The Boards of the funds believe it is important that each nominee for director have an investment in the T. Rowe Price funds. The nominees allocate their investments among the T. Rowe Price funds based on their own investment objectives. Table 5 lists each nominee's investment in the funds, if any, as well as his total investment in all of the T. Rowe Price funds.


What are the primary responsibilities of each fund's Board members?

They are responsible for the general oversight of each fund's business and for assuring that each fund is managed in the best interests of its shareholders. The directors periodically review the performance, expenses, and service providers of the funds based on reports provided by Price International, T. Rowe Price, auditors, and legal counsel.


How often does each fund's Board meet?

The Boards of Directors of the funds held five meetings during fiscal year 1999, and each director standing for reelection attended 75% or more of those meetings. The Board of Directors for the T. Rowe Price International Funds, Inc., has held seven meetings so far during fiscal year 2000. The Boards of Directors of the Institutional International Funds, Inc., and the T. Rowe Price International Series, Inc., have met six times. Each director standing for reelection has attended 75% or more of the meetings held so far during fiscal year 2000. Each Board currently has two committees, described in the following paragraphs.

The Nominating Committee, which functions only in an advisory capacity, is responsible for reviewing and recommending to the full Board candidates for election as independent directors or trustees to fill vacancies on each fund's Board. The Nominating Committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the secretary of the funds. Members of the Nominating Committee are Messrs. Deering, Dick, and Wythes. They met informally during the last fiscal year, but the committee as such held no formal meetings.

The Joint Audit Committee includes at least one independent trustee/ director representing each of the T. Rowe Price funds. Mr. Wythes, a nominee of the fund, is a member of the committee. The other members are F. Pierce Linaweaver, John
G. Schreiber, and Hubert D. Vos, independent directors of other T. Rowe Price funds. These directors also receive a fee of $1,000 for each committee meeting attended. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent accountants of the T. Rowe Price funds to review: (1) the services provided; (2) the findings of the most recent audit; (3) management's response to the findings of the most recent audit; (4) the scope of the audit to be performed; (5) the accountants' fees; and (6) any accounting or other questions relating to particular areas of the T. Rowe Price funds' operations or the operations of parties dealing with the T. Rowe Price funds, as circumstances indicate. The Audit Committee for the funds met four times in 1999 and twice so far in 2000. All members of the committee participated in the meetings. The Audit Committee for the Spectrum International Fund met once in 1999. All members of the committee participated in the meeting.


What are the directors paid for their services to the funds?

Messrs. Testa and Wade are employed by, and thus are considered "interested persons" of, Price International. Therefore, they are not entitled to compensation or benefits from the funds for their service as directors of the funds.

Messrs. Deering, Dick, and Wythes are the independent, or noninterested, directors of the funds. Their directors' fees are based on the following fee schedule applicable to all independent directors of the T. Rowe Price funds: an annual retainer of $65,000 per year for service on the Boards of the T. Rowe Price domestic funds, an additional annual retainer of $15,000 for service on the boards of the T. Rowe Price international funds, and a fee of $1,000 for each Audit Committee meeting attended. The Price fund group included 88 funds at December 31, 1999. The independent directors of the funds do not receive any pension or retirement benefits from the funds or T. Rowe Price.

Table 7 provides the independent directors' accrued compensation for the most recently completed fiscal year of each fund and their total compensation for the period January 1, 1999, through December 31, 1999. The fees are allocated to each fund under a formula which includes a base fee and a fee based on the net assets of each fund relative to the other funds.


Table 7  Compensation to Fund Directors
                                                         Director
                                                 ---------------------------
Aggregate Compensation From T. Rowe Price Funds  Deering   Dick     Wythes
------------------------------------------------- 50/a/
                                                 --------- 58/a/     58/a/
                                                          ------------------
Institutional International                      $15,000  $15,000   $15,000
-------------------------------------------------
International Funds
----------------------------------------------------------------------------
International Series
-------------------------------------------------
Total Compensation From Funds and Fund Complex   $81,000  $81,000   $80,000
----------------------------------------------------------------------------



/a/
Indicates the number of T. Rowe Price funds on which the director serves.


What vote is required to elect the directors?

Each corporation, Institutional International, International Funds, and International Series, votes separately but all funds or series of each corporation vote together. A plurality of the combined votes cast at the meeting by the shareholders of all funds or series of each corporation is sufficient to approve the election of a director of that corporation. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL OF THE PROPOSED NOMINEES. The votes of the International Bond Fund and International Bond Fund - Advisor Class will be combined. The votes of the International Stock Fund and the International Stock Fund - Advisor Class will be combined.

PROPOSAL NO. 5 -- SELECTION OF INDEPENDENT ACCOUNTANTS


All Funds

The selection by the Board of Directors of the firm of PricewaterhouseCoopers LLP as the independent accountants for the funds for their current fiscal year is to be submitted for ratification or rejection by the shareholders at the annual meeting. The firm of PricewaterhouseCoopers LLP has served each fund as independent accountants since its inception. The independent accountants have advised the funds that they have no direct or material indirect financial interest in the funds. Representatives of the firm of PricewaterhouseCoopers LLP are expected to be present at the annual meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which the shareholders may wish to address to them. Table 8 lists the various fiscal year-ends for the funds.


Table 8  Fiscal Year-Ends
T. Rowe Price Fund                              Fiscal Year-End
----------------------------------------------------------------
Foreign Equity                                 October 31
----------------------------------------------------------------
International Stock (including Advisor Class)  October 31
----------------------------------------------------------------
International Bond (including Advisor Class)   December 31
----------------------------------------------------------------
International Discovery                        October 31
----------------------------------------------------------------
European Stock                                 October 31
----------------------------------------------------------------
New Asia                                       October 31
----------------------------------------------------------------
Japan                                          October 31
----------------------------------------------------------------
Latin America                                  October 31
----------------------------------------------------------------
Emerging Markets Stock                         October 31
----------------------------------------------------------------
Emerging Markets Bond                          December 31
----------------------------------------------------------------
Global Stock                                   October 31
----------------------------------------------------------------
International Growth & Income                  October 31
----------------------------------------------------------------
Spectrum International                         December 31
----------------------------------------------------------------
International Stock Portfolio                  December 31
----------------------------------------------------------------




What vote is required to ratify the funds' independent accountants?

Each fund votes separately. Approval of the proposal requires an affirmative vote by a majority of the shares cast at the meeting of each fund in person or by proxy. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL. The votes of the International

Bond Fund and International Bond Fund - Advisor Class will be combined. The votes of the International Stock Fund and the International Stock Fund - Advisor Class will be combined.


FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING


What is the required quorum?

To hold the meeting, a majority of each fund's shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals are not received by the meeting date, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that additional solicitation is reasonable and in the interests of the fund's shareholders.


How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card (or cards, if you have multiple funds or accounts) will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box. Alternatively, you may simply sign, date, and return your proxy card(s) with no specific instructions as to the proposals. IF YOU PROPERLY EXECUTE YOUR PROXY CARD AND GIVE NO VOTING INSTRUCTIONS WITH RESPECT TO A PROPOSAL, YOUR SHARES WILL BE VOTED FOR THE PROPOSAL.

Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. If a proposal must be approved by a percentage of votes cast on the proposal, abstentions and broker non-votes will not be counted as "votes cast" on the proposal and will have no effect on the result of the vote. If the proposal must be approved by a percentage of voting securities present at the meeting or a majority of the fund's outstanding shares, abstentions and broker non-votes will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal.

For shares held in IRA accounts, the Custodian shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received. Shares of the International Stock Portfolio held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.


Can additional matters be acted upon at the annual meeting?

The management of the funds knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.


How can proxies be recorded?

You may record your votes on the proxy card enclosed with this statement and mail it in the prepaid envelope provided to Management Information Services Corp., who the funds have retained to tabulate the votes. In addition, the funds (except the International Stock Portfolio) have arranged to have votes recorded through the Internet or by telephone. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

How can proxies be solicited, and who pays for the costs involved?

Directors, officers, or employees of the funds, Price International or T. Rowe Price, may solicit proxies by mail, in person, or by telephone. In the event that votes are solicited by telephone, shareholders would be called at the telephone number T. Rowe Price has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders' instructions have been recorded correctly, confirmation of the instructions is also mailed. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

To ensure that sufficient shares of common stock are represented at the meeting to permit approval of the proposals outlined in the proxy statement, the funds may retain the services of a proxy solicitor to assist them in soliciting proxies for a fee plus reimbursement of out-of-pocket expenses. Securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts.

The approximate date on which this proxy statement and proxy card are first being mailed to shareholders is September 1, 2000.

All costs of the shareholder meetings and the proxy solicitation will be paid for by Price International.


Can I change my vote after I mail my proxy?

Any proxy, including those given via the Internet or by telephone, may be revoked at any time before it is voted by filing a written notice of revocation with the funds, by delivering a properly executed proxy bearing a later date, or by attending the meeting and voting in person.


Are the funds required to hold annual meetings?

Under Maryland law, the funds are not required to hold annual meetings. The Board of Directors of each fund has determined that the funds will take advantage of these Maryland law provisions to avoid the significant expense associated with holding annual meetings, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meetings shall be held in any year in which a meeting is not otherwise required to be held by the 1940 Act unless the Boards determine otherwise. However, special meetings will be held in accordance with applicable law or when otherwise determined by each fund's Board.

If a shareholder wishes to present a proposal to be included in the proxy statement for the next shareholder meeting, the proposal must be submitted in writing and received by Patricia B. Lippert, Secretary of the Funds, T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, within a reasonable time before the funds begin to print and mail their proxy materials.


GENERAL INFORMATION ABOUT THE FUNDS


Who are the funds' executive officers?

Table 9 lists the executive officers of the funds (other than the nominees for election as directors) and their positions with Price International or T. Rowe Price. Each executive officer has been an officer of Price International (or Price-Fleming), or T. Rowe Price, and the funds for at least the last five years.


Table  9   Executive Officers of the Funds
Officer, Date of Birth       Position With Fund         Position With Price International
-------------------------------------------------------------------------------------------
International Funds, Institutional International Funds, and International Series
-------------------------------------------------------------------------------------------
John R. Ford, 11/25/57       President since            Director since 8/
                             4/19/2000                  9
                                                        /00
                                                        ;
                                                        Executive Vice President since
                                                        10/12/98; Chief Investment
                                                        Officer since 7/1/98
-------------------------------------------------------------------------------------------
David J. L. Warren, 4/14/57  Executive Vice President   Chief Executive Officer
                             since 11/4/98               and
                             (International Funds       Director since
                             only)                      8/
                                                        9
                                                        /00
                                                        ;
                                                        President since 7/1/98
-------------------------------------------------------------------------------------------
Officer, Date of Birth       Position With Fund         Position With T. Rowe Price
-------------------------------------------------------------------------------------------
Spectrum Fund
-------------------------------------------------------------------------------------------
James S. Riepe, 6/25/43      Chairman since             Vice Chairman since 4/17/97
                             6/12/90
-------------------------------------------------------------------------------------------
Edmund M. Notzon, 10/1/45    President since            Managing Director since
                             12/1/98                    4/17/97
-------------------------------------------------------------------------------------------




What is the share ownership of each fund?

Table 10 presents the shares of the capital stock of each fund outstanding as of June 30, 2000.

Table 10  Outstanding Shares of Capital Stock
                                              Outstanding Shares of
T. Rowe Price Fund                            Capital Stock
---------------------------------------------------------------------
Foreign Equity                                          168,208,641
---------------------------------------------------------------------
International Stock                                     659,357,430
---------------------------------------------------------------------
International Bond                                       81,896,843
---------------------------------------------------------------------
International Discovery                                  27,746,477
---------------------------------------------------------------------
European Stock                                           60,953,483
---------------------------------------------------------------------
New Asia                                                129,256,568
---------------------------------------------------------------------
Japan                                                    29,640,513
---------------------------------------------------------------------
Latin America                                            23,749,176
---------------------------------------------------------------------
Emerging Markets Stock                                   12,379,841
---------------------------------------------------------------------
Emerging Markets Bond                                    16,340,410
---------------------------------------------------------------------
Global Stock                                              5,993,438
---------------------------------------------------------------------
International Growth & Income                               948,007
---------------------------------------------------------------------
International Bond - Advisor Class                            1,965
---------------------------------------------------------------------
International Stock - Advisor Class                           5,741
---------------------------------------------------------------------
Spectrum International                                    7,491,233
---------------------------------------------------------------------
International Stock Portfolio                            41,149,009
---------------------------------------------------------------------

Who are the principal holders of each fund's shares?

Table 11 sets forth the persons owning more than 5% of each fund's outstanding common stock as of June 30, 2000.

Table 11  Record/Beneficial Ownership of Fund
Shares
 Fund Name                                    Owner                                 % Ownership
------------------------------------------------------------------------------------------------
 Foreign Equity                               PACO, attn.: Mutual Funds, P.O. Box      10.45
                                              831575, Dallas, TX 75283-1575
------------------------------------------------------------------------------------------------
 International Stock                          Pirateline & Co., c/o T. Rowe Price       6.23
                                              Assoc., 100 E. Pratt St.,
                                              Baltimore, MD 21202-1009
                                             ---------------------------------------------------
                                              Charles Schwab & Co., Inc.,               8.68
                                              Reinvest Account, attn.: Mutual
                                              Fund Dept., 101 Montgomery Street,
                                              San Francisco, CA 94104-4122
                                             ---------------------------------------------------
                                              T. Rowe Price Trust Co., Inc.,           12.21
                                              attn: TRPS Inst Control Department,
--------------------------------------------- P.O. Box 17215, Baltimore, MD
                                              21297-1215
                                             ---------------------------------------------------
 International Bond                           Yachtcrew & Co., c/o T. Rowe Price       43.95
                                              Assoc., attn: Fund Accounting
                                              Department, 100 E. Pratt St.,
                                              Baltimore, MD 21202-1009
                                             ---------------------------------------------------
                                              Charles Schwab & Co., Inc.,              12.62
                                              Reinvest Account, attn.: Mutual
                                              Fund Dept., 101 Montgomery Street,
--------------------------------------------- San Francisco, CA 94104-4122
                                             ---------------------------------------------------
 International Discovery                      Fidelity Investments, Institutional       5.79
                                              Operations Co., FIIOC as agent for
                                              Ford SSIP, 100 Magellan Way (KW1C),
                                              Covington, KY 41015-1999
                                             ---------------------------------------------------
                                              Charles Schwab & Co., Inc.,               7.79
                                              Reinvest Account, attn.: Mutual
                                              Fund Dept., 101 Montgomery Street,
--------------------------------------------- San Francisco, CA 94104-4122
                                             ---------------------------------------------------
 European Stock                               Charles Schwab & Co., Inc.,              11.64
                                              Reinvest Account, attn.: Mutual
                                              Fund Dept., 101 Montgomery Street,
                                              San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------
 New Asia                                     Charles Schwab & Co., Inc.,               9.03
                                              Reinvest Account, attn.: Mutual
                                              Fund Dept., 101 Montgomery Street,
                                              San Francisco, CA 94104-4122
------------------------------------------------------------------------------------------------
 Japan                                        Charles Schwab & Co., Inc.,               7.90
                                              Reinvest Account, attn.: Mutual
                                              Fund Dept., 101 Montgomery Street,
                                              San Francisco, CA 94104-4122
                                             ---------------------------------------------------
                                              National Financial Services for the       9.59
                                              exclusive benefit of our customers,
                                              200 Liberty, One Financial Center,
--------------------------------------------- 4th Fl., New York, NY 10005-3500
                                             ---------------------------------------------------
 Latin America                                Fidelity Investments, Institutional       5.17
                                              Operations Co., FIIOC as agent for
                                              Ford SSIP, 100 Magellan Way (KW1C),
                                              Covington, KY 41015-1999
------------------------------------------------------------------------------------------------
 Emerging Markets Stock                       T. Rowe Price Trust Co., Inc.,           11.92
                                              attn: TRPS Inst Control Department,
                                              P.O. Box 17215, Baltimore, MD
                                              21297-1215
------------------------------------------------------------------------------------------------
 Emerging Markets Bond                        Yachtcrew & Co., c/o T. Rowe Price       53.08
                                              Assoc., attn: Fund Accounting
                                              Department, 100 E. Pratt St.,
                                              Baltimore, MD 21202-1009
                                             ---------------------------------------------------
                                              Charles Schwab & Co., Inc.,               5.06
                                              Reinvest Account, attn.: Mutual
                                              Fund Dept., 101 Montgomery Street,
--------------------------------------------- San Francisco, CA 94104-4122
                                             ---------------------------------------------------
 Global Stock                                 T. Rowe Price RPS, Inc., Co.,            11.53
                                              Omnibus, Plan #Omni Plan, Install
                                              Team for #113, P.O. Box 17215,
                                              Baltimore, MD 21297-1215
------------------------------------------------------------------------------------------------
 International Growth & Income                                 -                           -
------------------------------------------------------------------------------------------------
 Spectrum International                       T. Rowe Price Associates                  5.62
                                              Foundation, Inc., 100 East Pratt
                                              Street, Baltimore, MD 21202-1009
------------------------------------------------------------------------------------------------
 International Stock Portfolio                CUNA Mutual Life Ins. Co.,               13.61
                                              Century Variable Annuity Acct., c/o
                                              Fund Accounting, 2000 Heritage Way,
                                              Waverly, IA 50677-9208
                                             ---------------------------------------------------
                                              The Prudential Insurance Company of       5.02
                                              America, attn.: Lillian Trimblett,
                                              290 W. Mount Pleasant Ave.,
                                              Livingston, NJ 07039-2747
                                             ---------------------------------------------------
                                              SMA Life, 440 Lincoln St. S310,          34.47
                                              Worcester, MA 01653-0002
                                             ---------------------------------------------------
                                              United of Omaha - Series V, attn.:        6.78
                                              John Martin, Corporate General
                                              Ledger, Mutual of Omaha Plaza,
                                              Omaha, NE 68175-0001
                                             ---------------------------------------------------
                                              PRUCO Life, Flexible Premium             10.03
--------------------------------------------- Variable Annuity Accounting, attn.:
                                              Kathy McClunn/Sep Accts/ 340W, 213
                                              Washington St. - 7th Fl., Newark,
                                              NJ 07102-2917
                                             ---------------------------------------------------

The following sets forth the ownership of the directors and executive officers of the funds as of June 30, 2000 (other than as set forth in Table 5).

Table 12  Security Ownership of Management/a/
                                                                                            Amount and Nature of
Name of Fund, Name of Beneficial Owner, and                                                 Beneficial Ownership as of
Position With Fund                                                     Fund Name            June 30, 2000/ //b/
-----------------------------------------------------------------------------------------------------------------------
John R. Ford - President                                              International Stock  267.308
                                                                      International        213.496
                                                                      Discovery
                                                                      European Stock       358.802
                                                                      Latin America        508.045
-----------------------------------------------------------------------------------------------------------------------
James S. Riepe - Chairman                                             Spectrum             120.921
                                                                      International        /c/



-----------------------------------------------------------------------------------------------------------------------
Donald W. Dick, Jr. - Director                                        Spectrum             476.248
                                                                      International
-----------------------------------------------------------------------------------------------------------------------
Hanne M. Merriman - Director                                          Spectrum             1,809.086
                                                                      International
-----------------------------------------------------------------------------------------------------------------------


/a//The Directors and Executive Officers not listed did not own any shares as of June 30, 2000, other than as/ / shown on Table 5./

/b/        All securities listed represent ownership in shares of common stock.

/c/Represents the indirect proportionate interest of Mr. Riepe in shares of Spectrum International held by Price International as of June 30, 2000.

As of June 30, 2000, the executive officers and directors of each fund, as a group, beneficially owned, directly or indirectly, the following number of shares in the funds:

International Stock, 118,208.700; International Discovery, 38,352.760; European Stock, 7,653.882; Latin America, 6,371.560; Emerging Markets, 30,794.800; New Asia, 1,754.735; International Bond, 2,058.592; Japan, 9,416.395; and Spectrum International, 2,406.255. In all cases their ownership represented less than 1% of the funds' outstanding shares.


INFORMATION ABOUT PRICE INTERNATIONAL


Who are the directors of Price International?

The investment manager for the funds is Price International, a Maryland corporation, 100 East Pratt Street, Baltimore, Maryland 21202 and a wholly owned subsidiary of T. Rowe Price. The chief executive officer and president of Price International is David J.L. Warren who, together with Messrs. Wade, Riepe, Ford, Testa, and George A. Roche, constitutes its Board of Directors.

The address of Messrs. Testa, Riepe, and Roche is 100 East Pratt Street, Baltimore, Maryland 21202 and they are employed by T. Rowe Price. The address of Messrs. Wade, Warren, and Ford, is 25 Copthall Avenue, London, England EC2R 7DR, and they are employed by Price International.


TRANSACTIONS IN T. ROWE PRICE STOCK

The following information pertains to transactions involving common stock of T. Rowe Price, par value $.20 per share ("STOCK"), during the period January 1, 1999, through December 31, 1999. There were no transactions during the period by any director/trustee or officer of the funds, or any director or officer of Price International or T. Rowe Price which involved more than 1% of the outstanding stock of T. Rowe Price. These transactions did not involve, and should not be mistaken for, transactions in the stock of the funds.

During the period, certain employees exercised their options for a total of 2,294,013 shares of stock at an average price of $6.73 per share. Pursuant to the terms of T. Rowe Price's Employee Stock Purchase Plan, eligible employees of
T. Rowe Price and its subsidiaries purchased an aggregate (including dividends reinvested) of 230,208 shares of stock at fair market value. Such shares were purchased in the open market during this period for employees' accounts.

T. Rowe Price's Board of Directors has approved the repurchase of shares of its stock in the open market. During 1999, T. Rowe Price purchased 2,216,490 shares of stock under this plan, leaving 5,503,510 shares of stock authorized for future repurchase at December 31, 1999.

During the period, T. Rowe Price issued 3,470,325 common stock options with an average exercise price of $31.02 per share to certain employees and directors under terms of the 1993 and 1996 Stock Incentive Plans and the 1995 and 1998 Director Stock Option Plan.


INFORMATION ABOUT T. ROWE PRICE


Who are the directors of T. Rowe Price?

T. Rowe Price, a Maryland corporation, 100 East Pratt Street, Baltimore, Maryland 21202 owns 100% of Price International. The principal executive officer of T. Rowe Price is George A. Roche who together with Messrs. M. David Testa, Martin G. Wade, Edward C. Bernard, James E. Halbkat, Jr., Donald B. Hebb, Jr., Henry H. Hopkins, James A. C. Kennedy, John H. Laporte, Richard L. Menschel, William T. Reynolds, James S. Riepe, Brian C. Rogers, Robert L. Strickland, and Mrs. Anne Marie Whittemore, constitutes its Board of Directors.

The address of each of these persons, with the exception of Messrs. Halbkat, Hebb, Menschel, Strickland, and Mrs. Whittemore, is 100 East Pratt Street, Baltimore, Maryland 21202, and, with the exception of Messrs. Halbkat, Hebb, Menschel, Strickland, and Mrs. Whittemore, all are employed by T. Rowe Price.

Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is P.O. Box 23109, Hilton Head Island, South Carolina 29925.

Mr. Hebb is the managing general partner of ABS Capital Partners. Mr. Hebb's address is One South Street, 25th Floor, Baltimore, Maryland 21202.

Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P. Mr. Menschel's address is 85 Broad Street, 2nd Floor, New York, New York 10004.

Mr. Strickland retired as Chairman of Lowe's Companies, Inc., as of January 31, 1998. He is a director of Hannaford Bros., Co., a food retailer; and Krispy Kreme Doughnuts, Inc. Mr. Strickland's address is 2000 W. First Street, Suite 604, Winston-Salem, North Carolina 27104.

Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe LLP and is a director of Owens & Minor, Inc.; Fort James Corporation; and Albemarle Corporation. Mrs. Whittemore's address is One James Center, Richmond, Virginia 23219.

EXHIBIT I

                                   PRO FORMA
                                   ---------

                        INVESTMENT MANAGEMENT AGREEMENT
                        -------------------------------
                                    between
                       T. ROWE PRICE INTERNATIONAL, INC.
                                      and
                    INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                           consisting of the series;
                              Foreign Equity Fund;
                                      and
                    T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                           consisting of the series;
                     T. Rowe Price International Stock Fund
                     T. Rowe Price International Bond Fund
                   T. Rowe Price International Discovery Fund
                       T. Rowe Price European Stock Fund
                          T. Rowe Price New Asia Fund
                            T. Rowe Price Japan Fund
                        T. Rowe Price Latin America Fund
                   T. Rowe Price Emerging Markets Stock Fund
                    T. Rowe Price Emerging Markets Bond Fund
                        T. Rowe Price Global Stock Fund
                T. Rowe Price International Growth & Income Fund
                                      and;
                       T. ROWE PRICE SPECTRUM FUND, INC.
                           consisting of its series;
                          Spectrum International Fund
                                      and;
                    T. ROWE PRICE INTERNATIONAL SERIES, INC.
                           consisting of the series;
                  T. Rowe Price International Stock Portfolio

 (FOR PURPOSES OF THIS MODEL AGREEMENT, EACH OF THE ABOVE FUNDS IS REFERRED TO
                         AS THE "T. ROWE PRICE FUND")

     INVESTMENT MANAGEMENT AGREEMENT, made as of the 26th day of October, 2000, by and between T. ROWE PRICE FUND, a Maryland corporation (the "Corporation"), and T. ROWE PRICE INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the "Manager").

                              W I T N E S S E T H:

     WHEREAS, the Corporation is engaged in business as an open-end management investment company and is registered as such under the federal Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Corporation is authorized to issue shares of capital stock ("Shares") in the Fund (the "Fund"), a separate series of the Corporation whose Shares represent interests in a separate portfolio of securities and other assets ("Fund Shares");

     WHEREAS, the Manager is engaged principally in the business of rendering investment supervisory services and is registered as an investment adviser under the federal Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Fund desires the Manager to render investment supervisory services to the Fund in the manner and on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

     1.    DUTIES AND RESPONSIBILITIES OF MANAGER.

          A.
INVESTMENT MANAGEMENT SERVICES. The Manager shall act as investment manager and shall supervise and direct the investments of the Fund in accordance with the Fund's investment objective, program and restrictions as provided in the Corporation's prospectus, on behalf of the Fund, as amended from time to time, and such other limitations as the Corporation may impose by notice in writing to the Manager. The Manager shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with its investment objective. In furtherance of this duty, the Manager, as agent and attorney-in-fact with respect to the Corporation, is authorized, in its discretion and without prior consultation with the Corporation, to:

               (1)
buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

               (2)
place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters, or issuers as the Manager may select.

          B.
FINANCIAL, ACCOUNTING, AND ADMINISTRATIVE SERVICES. The Manager shall maintain the existence and records of the Corporation; maintain the registrations and qualifications of Fund Shares under federal and state law; monitor the financial, accounting, and administrative functions of the Fund; maintain liaison with the various agents employed for the benefit of the Fund by the Corporation (including the Corporation's transfer agent, custodian, independent accountants, and legal counsel) and assist in the coordination of their activities on behalf of the Fund.

          C.
REPORTS TO FUND. The Manager shall furnish to or place at the disposal of the Corporation or Fund, as appropriate, such information, reports, evaluations, analyses, and opinions as they may, at any time or from time to time, reasonably request or as the Manager may deem helpful to the Fund.

          D.
REPORTS AND OTHER COMMUNICATIONS TO FUND SHAREHOLDERS. The Manager shall assist in developing all general shareholder communications, including regular shareholder reports.

          E.
FUND PERSONNEL. The Manager agrees to permit individuals who are officers or employees of the Manager to serve (if duly elected or appointed) as officers, directors, members of any committee of directors, members of any advisory board, or members of any other committee of the Corporation, without remuneration or other cost to the Fund or the Corporation.

          F.
PERSONNEL, OFFICE SPACE, AND FACILITIES OF MANAGER. The Manager at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as the Manager requires in the performance of its investment advisory and other obligations under this Agreement.

     2.    ALLOCATION OF EXPENSES (EXCEPT INTERNATIONAL STOCK PORTFOLIO).

          A.    EXPENSES PAID BY MANAGER.

               (1)
SALARIES AND FEES OF OFFICERS. The Manager shall pay all salaries, expenses, and fees of the officers and directors of the Corporation who are affiliated with the Manager.

               (2)
ASSUMPTION OF FUND EXPENSES BY MANAGER. The payment or assumption by the Manager of any expense of the Corporation or Fund, as appropriate, that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense of the Corporation or Fund, as appropriate, on any subsequent occasion.

          B.   (i)
EXPENSES PAID BY FUND (OTHER THAN SPECTRUM INTERNATIONAL). The Corporation or Fund, as appropriate, shall bear all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Manager as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Corporation or Fund, as appropriate, shall pay the expenses set forth under paragraphs 1-17 below:

           (ii)
EXPENSES OF THE FUND (SPECTRUM INTERNATIONAL ONLY). All expenses of the organization, operations, and business of the Corporation or Fund, as appropriate, not specifically assumed or agreed to be paid by the Manager as provided in paragraph 2.A. above, will be paid in accordance with paragraph 3.3.A. of this Agreement. Such expenses include the following as set for under paragraphs 1-17 below:

               (1)
CUSTODY AND ACCOUNTING SERVICES. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the cash, securities, and other property of the Corporation, for the benefit of the Fund, including all charges of depositories, custodians, and other agents, if any;

               (2)
SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any;

               (3)
SHAREHOLDER COMMUNICATIONS. All expenses of preparing, setting in type, printing, and distributing reports and other communications to shareholders;

               (4)
SHAREHOLDER MEETINGS. All expenses incidental to holding meetings of Fund shareholders, including the printing of notices and proxy material, and proxy solicitation therefor;

               (5)
PROSPECTUSES. All expenses of preparing, setting in type, and printing of annual or more frequent revisions of the Fund's prospectus and of mailing them to shareholders;

               (6)
PRICING. All expenses of computing the Fund's net asset value per share, including the cost of any equipment or services used for obtaining price quotations;

               (7)
COMMUNICATION EQUIPMENT. All charges for equipment or services used for communication between the Manager or the Corporation or Fund and the custodian, transfer agent, or any other agent selected by the Corporation;

               (8)
LEGAL AND ACCOUNTING FEES AND EXPENSES. All charges for services and expenses of the Corporation's legal counsel and independent auditors for the benefit of the Fund;

               (9)
DIRECTORS' FEES AND EXPENSES. All compensation of directors, other than those affiliated with the Manager, and all expenses incurred in connection with their service;

               (10)
FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Corporation under the Act and the registration of the Fund's shares under the Securities Act of 1933, as amended (the "'33 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any registration statement and prospectus under the '33 Act or the Act, and any amendments or supplements that may be made from time to time;

               (11)
STATE FILING FEES. All fees and expenses imposed on the Fund with respect to the sale of the Fund shares under securities laws of various states or jurisdictions, and, under all other laws applicable to the Fund, or its business activities (including registering the Fund as a broker-dealer, or any officer of the Fund or any person as agent or salesman of the Fund in any state);

               (12)
ISSUE AND REDEMPTION OF FUND SHARES. All expenses incurred in connection with the issue, redemption, and transfer of the Fund's shares, including the expense of confirming all share transactions;

               (13)
BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Corporation's board of directors;

               (14)
BROKERAGE COMMISSIONS. All brokers' commissions and other charges incident to the purchase, sale, or lending of the Fund's portfolio securities;

               (15)
TAXES. All taxes or governmental fees payable by or with respect of the Corporation or Fund, as appropriate, to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

               (16)
TRADE ASSOCIATION FEES. All fees, dues, and other expenses incurred in connection with the Corporation's or Fund's, as appropriate, membership in any trade association or other investment organization; and

               (17)
NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Corporation or Fund, as appropriate, is a party and the expenses the Corporation or Fund, as appropriate, may incur as a result of its legal obligation to provide indemnification to its officers, directors, and agents.

     2.1.  ALLOCATION OF EXPENSES (INTERNATIONAL STOCK PORTFOLIO).

The Manager shall pay all of the Corporation's expenses, on behalf of the Fund, with the following exceptions:

          (1)   INTEREST. Interest;

          (2)
TAXES. All taxes or governmental fees payable by or with respect of the Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

          (3)
BROKERAGE COMMISSIONS. All brokers' commissions and other charges incident to the purchase, sale, or lending of the Fund's portfolio securities;

          (4)
DIRECTORS' FEES AND EXPENSES. All compensation of directors, other than those AFFILIATED with the Manager, and all expenses (including counsel fees and expenses) incurred in connection with their service; and

          (5)
NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of/ its legal obligation to provide indemnification to its officers, directors, and agents.

     3.1MANAGEMENT FEE. (ALL FUNDS OTHER THAN FOREIGN EQUITY FUND, SPECTRUM INTERNATIONAL FUND, AND INTERNATIONAL STOCK PORTFOLIO.) The Fund shall pay the Manager a fee ("Fee") which will consist of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee shall be paid monthly to the Manager on the first business day of the next succeeding calendar month and shall be calculated as follows:

          A.
GROUP FEE. The monthly Group Fee ("Monthly Group Fee") shall be the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day will be computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day shall be calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                            Price Funds Annual Group
                     Base Fee Rate for Each Level of Assets
                     ______________________________________

            0.480%     First $1 billion
            0.450%     Next $1 billion
            0.420%     Next $1 billion
            0.390%     Next $1 billion
            0.370%     Next $1 billion
            0.360%     Next $2 billion
            0.350%     Next $2 billion
            0.340%     Next $5 billion
            0.330%     Next $10 billion
            0.320%     Next $10 billion
            0.310%     Next $16 billion
            0.305%     Next $30 billion
            0.300%     Next $40 billion
            0.295%    Thereafter

     The Price Funds shall include all the mutual funds distributed by T. Rowe Price Investment Services, Inc., (other than institutional, "private label" or index funds, Spectrum Funds and Reserve Investment Funds). For the purposes of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund shall be determined in accordance with the Fund's prospectus, as of the close of business on the previous business day on which the Fund was open for business.

          B.
FUND FEE. The monthly Fund Fee ("Monthly Fund Fee") shall be the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day will be computed by multiplying the fraction of one (1) over the number of calendar days in the year by the Fund Fee Rate as set forth below and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business.

Table 1
T. Rowe Price Fund             Fund Fee Rate
----------------------------------------------------
International Stock                    0.35%
----------------------------------------------------
International Bond                      0.35
----------------------------------------------------
International Discovery                 0.75
----------------------------------------------------
European Stock                          0.50
----------------------------------------------------
New Asia                                0.50
----------------------------------------------------
Japan                                   0.50
----------------------------------------------------
Latin America                           0.75
----------------------------------------------------
Emerging Markets Stock                  0.75
----------------------------------------------------
Emerging Markets Bond                   0.45
----------------------------------------------------
Global Stock                            0.35
----------------------------------------------------
International Growth & Income           0.35
----------------------------------------------------

          C.
EXPENSE LIMITATION (EXCEPT INTERNATIONAL STOCK FUND AND INTERNATIONAL BOND
FUND). As part of the consideration for the Fund entering into this Agreement, the Manager hereby may agree to limit the aggregate expenses of every character incurred by the Fund, including but not limited to Fees of the Manager computed as hereinabove set forth, but excluding interest, taxes, brokerage, and other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, ("Manager Limitation"). Under the Manager Limitation, the Manager agrees that through a certain date ("Certain Date"), such expenses shall not exceed a certain level of the average daily net assets of the Fund ("Expense Limitation"). To determine the Manager's liability for the Fund's expenses over the Expense Limitation, the amount of allowable year-to-date expenses shall be computed daily by prorating the Expense Limitation based on the number of days elapsed within the fiscal year of the Fund, or limitation period, if shorter ("Prorated Limitation"). The Prorated Limitation shall be compared to the expenses of the Fund recorded through the prior day in order to produce the allowable expenses to be recorded for the current day ("Allowable Expenses"). If the Fund's Management Fee and other expenses for the current day exceed the Allowable Expenses, the Management Fee for the current day shall be reduced by such excess ("Unaccrued Fees"). In the event the excess exceeds the amount due as the Management Fee, the Manager shall be responsible to the Fund for the additional excess ("Other Expenses Exceeding Limit"). If at any time up through and including the Certain Date, the Fund's Management Fee and other expenses for the current day are less than the Allowable Expenses, the differential shall be due to the Manager as payment of cumulative Unaccrued Fees (if any) or as payment for cumulative Other Expenses Exceeding Limit (if any). If cumulative Unaccrued Fees or cumulative Other Expenses Exceeding Limit remain at the Certain Date, these amounts shall be paid to the Manager in the future provided that: (1) no such payment shall be made to the Manager after a two year reimbursement period following the Certain Date; and (2) such payment shall only be made to the extent that it does not result in the Fund's aggregate expenses exceeding the Expense Limitation. The Manager may voluntarily agree to an additional expense limitation (any such additional expense limitation hereinafter referred to as an "Additional Expense Limitation"), at the same or a different level and for the same or a different period of time beyond the Certain Date (any such additional period being hereinafter referred to an as "Additional Period") provided, however, that: (1) the calculations and methods of payment shall be as described above; (2) no payment for cumulative Unaccrued Fees or cumulative Other Expenses Exceeding Limit shall be made to the Manager more than two years after the end of an Additional Period; and (3) payment for cumulative Unaccrued Fees or cumulative Other Expenses Exceeding Limit after the expiration of the Additional

          C.
EXPENSE LIMITATION (EXCEPT INTERNATIONAL STOCK FUND AND INTERNATIONAL BOND
FUND). As part of the consideration for the Fund entering into this Agreement, the Manager hereby may agree to limit the aggregate expenses of every character incurred by the Fund, including but not limited to Fees of the Manager computed as hereinabove set forth, but excluding interest, taxes, brokerage, and other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, ("Manager Limitation"). Under the Manager Limitation, the Manager agrees that through a certain date ("Certain Date"), such expenses shall not exceed a certain level of the average daily net assets of the Fund ("Expense Limitation"). To determine the Manager's liability for the Fund's expenses over the Expense Limitation, the amount of allowable year-to-date expenses shall be computed daily by prorating the Expense Limitation based on the number of days elapsed within the fiscal year of the Fund, or limitation period, if shorter ("Prorated Limitation"). The Prorated Limitation shall be compared to the expenses of the Fund recorded through the prior day in order to produce the allowable expenses to be recorded for the current day ("Allowable Expenses"). If the Fund's Management Fee and other expenses for the current day exceed the Allowable Expenses, the Management Fee for the current day shall be reduced by such excess ("Unaccrued Fees"). In the event the excess exceeds the amount due as the Management Fee, the Manager shall be responsible to the Fund for the additional excess ("Other Expenses Exceeding Limit"). If at any time up through and including the Certain Date, the Fund's Management Fee and other expenses for the current day are less than the Allowable Expenses, the differential shall be due to the Manager as payment of cumulative Unaccrued Fees (if any) or as payment for cumulative Other Expenses Exceeding Limit (if any). If cumulative Unaccrued Fees or cumulative Other Expenses Exceeding Limit remain at the Certain Date, these amounts shall be paid to the Manager in the future provided that: (1) no such payment shall be made to the Manager after a two year reimbursement period following the Certain Date; and (2) such payment shall only be made to the extent that it does not result in the Fund's aggregate expenses exceeding the Expense Limitation. The Manager may voluntarily agree to an additional expense limitation (any such additional expense limitation hereinafter referred to as an "Additional Expense Limitation"), at the same or a different level and for the same or a different period of time beyond the Certain Date (any such additional period being hereinafter referred to an as "Additional Period") provided, however, that: (1) the calculations and methods of payment shall be as described above; (2) no payment for cumulative Unaccrued Fees or cumulative Other Expenses Exceeding Limit shall be made to the Manager more than two years after the end of an Additional Period; and (3) payment for cumulative Unaccrued Fees or cumulative Other Expenses Exceeding Limit after the expiration of the Additional

     3.4.1
SHAREHOLDER ACCOUNT FEE (INTERNATIONAL STOCK PORTFOLIO). The Corporation, on behalf of the Fund, by resolution of the board of directors, including a majority of the independent directors, may from time to time authorize the imposition of a fee as a direct charge against shareholder accounts to be retained by the Fund or to be paid to the Manager to defray expenses which would otherwise be paid by the Manager in accordance with the provisions of Paragraph 2 of this Agreement. At least 60 days' prior written notice of the intent to impose such fee must be given to the Fund's shareholders.

     3.5.
PRORATION OF FEE (ALL FUNDS). If this Agreement becomes effective or terminates before the end of any month, the Fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     4.
BROKERAGE. Subject to the approval of the board of directors, the Manager, in carrying out its duties under Paragraph 1.A., may cause the Corporation, with respect to the Fund, to pay a broker-dealer which furnishes brokerage or research services [as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "'34 Act")], a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Manager with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the '34 Act).

     5.
MANAGER'S USE OF THE SERVICES OF OTHERS. The Manager may (at its cost except as contemplated by Paragraph 4 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Manager or the Corporation or Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Manager may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Corporation or Fund, as appropriate, or in the discharge of Manager's overall responsibilities with respect to the other accounts which it serves as investment manager.

     6.
OWNERSHIP OF RECORDS. All records required to be maintained and preserved by the Corporation or Fund pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Manager on behalf of the Corporation or Fund, as appropriate, are the property of the Corporation or Fund, as appropriate, and will be surrendered by the Manager promptly on request by the Corporation or Fund, as appropriate.

     7.
REPORTS TO MANAGER. The Corporation or Fund, as appropriate, shall furnish or otherwise make available to the Manager such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Corporation or Fund, as appropriate, as the Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

     8.
SERVICES TO OTHER CLIENTS. Nothing herein contained shall limit the freedom of the Manager or any affiliated person of the Manager to render investment supervisory and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in other business activities; but so long as this Agreement or any extension, renewal, or amendment hereof shall remain in effect or until the Manager shall otherwise consent, the Manager shall be the only investment manager to the Fund.

     9.
LIMITATION OF LIABILITY OF MANAGER. Neither the Manager nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Corporation or Fund (at the direction or request of the Manager) or the Manager in connection with the Manager's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Corporation or Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Corporation or Fund or from reckless disregard by the Manager or any such person of the duties of the Manager under this Agreement.

     10.
USE OF MANAGER'S NAME. The Corporation or Fund may use the name "T. Rowe Price International Funds, Inc." or any other name derived from the name "T. Rowe Price" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Manager as investment manager. At such time as this Agreement or any extension, renewal, or amendment hereof, or such other similar agreement shall no longer be in effect, the Corporation or Fund will (by corporate action, if necessary) cease to use any name derived from the name "T. Rowe Price," any name similar thereto or any other name indicating that it is advised by or otherwise connected with the Manager, or with any organization which shall have succeeded to the Manager's business as investment manager.

     11.
TERM OF AGREEMENT. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect through April 30, 2001. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually
(a) by
either the Board of Directors of the Corporation, or by vote of a majority of the outstanding voting securities of the Fund; (b) in either event by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Corporation, with respect to the Fund, who are not parties to this Agreement or interested persons of any such party; and
(c) the Manager shall not have notified the Corporation, in writing, at least 60 days prior to April 30, 2001 or prior to April 30th of any year thereafter, that it does not desire such continuation. The Manager shall furnish to the Corporation, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

     12.
AMENDMENT AND ASSIGNMENT OF AGREEMENT. This Agreement may not be amended or assigned without the affirmative vote of a majority of the outstanding voting securities of the Fund, and this Agreement shall automatically and immediately terminate in the event of its assignment.

     13.
TERMINATION OF AGREEMENT. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days' prior notice in writing to the other party; provided, that in the case of termination by the Corporation, with respect to the Fund, such action shall have been authorized by resolution of a majority of the directors of the Corporation who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund.

     14.  MISCELLANEOUS.

          A.
CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

          B.
INTERPRETATION. Nothing herein contained shall be deemed to require the Corporation to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Directors of the Corporation of its responsibility for and control of the conduct of the affairs of the Fund.

          C.
DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested person," "assignment," and "affiliated person," as used in Paragraphs 2, 8, 9, 11, 12, and 13 hereof, shall have the meanings assigned to them by Section 2(a) of the Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is relaxed by a rule, regulation, or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

Attest:              T. ROWE PRICE FUND

________________________     By: ______________________
Patricia B. Lippert,   M. David Testa,
Secretary            Director and Vice President

Attest:          T. ROWE PRICE INTERNATIONAL, INC.


_______________________      By: _______________________
Barbara A. Van Horn,   Henry H. Hopkins,
Secretary            Vice President

To International Stock Portfolio shareholders

Dear Shareholder:

We cordially invite you to attend the annual meeting of shareholders of the T. Rowe Price International Stock Portfolio on Wednesday, October 25, 2000. Several issues affecting your fund will be on the agenda. THE FUND'S BOARD OF DIRECTORS RECOMMENDS THE FOLLOWING PROPOSALS, AND WE ASK YOU TO READ THE ENCLOSED INFORMATION CAREFULLY AND REGISTER YOUR VOTES.

 . To approve a new investment management agreement for the fund. As you know, the International Stock Portfolio was managed by Rowe Price-Fleming, a 50/50 joint venture between T. Rowe Price Associates and Robert Fleming Holdings. On August 8, 2000, T. Rowe Price became the sole owner of the investment management company and renamed it T. Rowe Price International, Inc. This transaction caused the investment management agreement with Rowe Price-Fleming to terminate automatically. We are seeking your approval of a new agreement between the fund and T. Rowe Price International, Inc. that is identical to the prior one. There are no changes in fees or services.

 . To elect the directors nominated for the fund's Board.

 . To ratify the selection of PricewaterhouseCoopers LLP as independent accountants.

We realize it may be difficult for you to attend the meeting to vote your shares, so we are enclosing a proxy card. Just indicate your votes, sign, date, and return the card in the envelope provided. If you have any questions, please call us at 1-800-541-5910. YOUR VOTE IS EXTREMELY IMPORTANT.

Sincerely,


/s/James S. Riepe
James S. Riepe
Vice Chairman of the Board
T. Rowe Price Associates, Inc.









                                                                             ISP





[To international funds shareholders]

Dear Shareholder:

We cordially invite you to attend an annual meeting of shareholders of the T. Rowe Price international funds on Wednesday, October 25, 2000. Several important issues affecting your funds will be on the agenda: three apply to all shareholders in the international funds; one applies only to shareholders in the New Asia Fund; and one applies to the Foreign Equity Fund. (The Foreign Equity Fund is for institutional investors.) THE FUNDS' BOARDS OF DIRECTORS RECOMMEND THE FOLLOWING PROPOSALS, AND WE ASK YOU TO READ THE ENCLOSED INFORMATION CAREFULLY AND REGISTER YOUR VOTES.

Proposals affecting all international funds:
 . To approve a new Investment Management Agreement for each international fund.
  As you know, the international funds were managed by Rowe Price-Fleming, a 50/50 joint venture between T. Rowe Price Associates and Robert Fleming Holdings. On August 8, 2000, T. Rowe Price became the sole owner of the investment management company and renamed it T. Rowe Price International, Inc. This transaction caused the investment management agreements with Rowe Price-Fleming to terminate automatically. The funds' Directors previously approved interim management agreements and we are seeking your approval of new agreements between the funds and T. Rowe Price International, Inc. that are identical to the prior ones. There are no changes in fees or services.

 . To elect directors for the Boards of the funds (except for Spectrum
  International).

 . To ratify the selection of PricewaterhouseCoopers LLP as independent accountants.

Proposal affecting New Asia Fund:
 . To change the fund's status to "nondiversified." The New Asia Fund is currently classified as "diversified," which means its holdings must meet certain diversification criteria established by the Investment Act of 1940 (see page 17 of this proxy). Importantly, the fund is not seeking this change in order to invest the portfolio in a significantly fewer number of issuers. However, a number of large, fast growing companies represent significant portions of the region's market value. This change will give the fund the flexibility it needs if the managers wish to increase exposure to these companies.

Proposal affecting Foreign Equity Fund:
 . To permit the fund to lend securities. Securities lending can generate significant income for the Fund. Granting the fund this right would align its fundamental policy on securities lending with corresponding policies of all other T. Rowe Price international funds. This program will be subject to all of the existing controls in place in the Price Funds Securities Lending Program (see page 16) and to a T. Rowe Price limit on all lending to no more than 33 1/3% of the value of a fund's total assets.

We realize it may be difficult for you to attend the meeting to vote your shares. HOWEVER, WE NEED YOUR VOTE. YOU CAN VOTE BY MAIL, TELEPHONE, OR THROUGH THE INTERNET, AS EXPLAINED ON THE ENCLOSED CARD.

If you have any questions, please call us at 1-800-541-5910. YOUR VOTE IS EXTREMELY IMPORTANT.

Sincerely,


/s/Martin G. Wade
Martin G. Wade
Chairman of the Board
T. Rowe Price International, Inc.

VOTE BY TOUCH-TONE PHONE, THE INTERNET, OR BY MAIL
--------------------------------------------------

Call Toll-Free: 1-888-221-0697 Or By Accessing WWW.PROXYWEB.COM
Invest With Confidence

SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR INTERNET
T. Rowe Price

***CONTROL NUMBER: 999 999 999 999 99***
Ram Logo



                                Please fold and detach card at perforation
before mailing

-------------------------------------------------------------------------------------------------------

T. ROWE PRICE [Fund Name] ("Fund")

                           MEETING TIME:  2:00 P.M. EASTERN TIME THIS PROXY IS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By my signature below, I appoint M. David Testa and Martin G. Wade as proxies to vote all Fund shares that I am entitled to vote at the Annual Meeting of Shareholders to be held on October 25, 2000, at 2:00 p.m., ET at the Four
Seasons Hotel, 2800 Pennsylvania Avenue, N.W., Washington, D.C. 20007, and at any adjournments of the meeting. Messrs. Testa or Wade may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct
Messrs. Testa and Wade to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. I acknowledge receipt of the fund's Notice of Annual Meeting of Shareholders and proxy statement.



                                          PLEASE SIGN, DATE, AND RETURN PROMPTLY
IN THE ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

                                          Date_____________________


                                               NOTE:  Please sign exactly as
                                               name appears on this proxy. Joint
                                               owners should each sign
                                               personally. Directors and other
                                               fiduciaries should indicate the
                                               capacity in which they sign, and
                                               where more than one name appears,
                                               a majority must sign. If a
                                               corporation, this signature
                                               should be that of an authorized
                                               officer who should state his or
                                               her title.
                                               _______________________________________



                           CONTINUED ON REVERSE SIDE Signature(s) (and Title(s),
                                                  if applicable)


                                                                             INT


Please refer to the Proxy Statement discussion of these proposals. THE PROXY WILL BE VOTED FOR THE PROPOSALS IF YOU DO NOT SPECIFY OTHERWISE. Your appointed
              ---
attorneys will vote any other matters that arise at the meeting in accordance with their best judgement. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF
                                                                    ---
THE FOLLOWING:

           Please fold and detach card at perforation before mailing.

--------------------------------------------------------------------------------

               Please vote by checking the appropriate box below.

                                                                                                                      FOR       AGAI

1.                                                ALL FUNDS.                                                          /  /        /
                                                   To approve a new investment management agreement.
2.                                                FOREIGN EQUITY FUND.                                                /  /        /
                                                   To amend the Fund's fundamental policy to
                                                  permit it to engage in securities lending.
3.                                                NEW ASIA FUND.                                                      /  /        /
                                                   To amend the Fund's fundamental policy to
                                                  permit it to change its status from diversified to non-
                                                  diversified.
                                                                                                                    FOR ALL    WITHH
                                                                                                                    NOMINEES   AUTHO
4.                                                ALL FUNDS, EXCEPT SPECTRUM INTERNATIONAL FUND.                      /  /        /
                                                   To elect the
                                                  directors listed below:

                                                  (01) M. David Testa (02) Martin G. Wade

                                                  (03) Anthony W. Deering (04) Donald W. Dick, Jr.
                                                  (05) Paul M. Wythes
                                                  INSTRUCTION:
                                                  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL

                                                  NOMINEE, WRITE THE NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.      FOR       AGAI
                                                  ___________________________________________________________
5.                                                ALL FUNDS.                                                          /  /        /
                                                   To ratify the appointment of PricewaterhouseCoopers
                                                  LLP as independent accountants for each Fund for its current fiscal year.


                          PLEASE SIGN ON REVERSE SIDE




                                                                             INT

PAGE 1
                    Voting Your Proxy: It's Easier Than Ever

The enclosed proxy discusses matters affecting your T. Rowe Price fund. IT'S IMPORTANT TO VOTE on these issues, and voting promptly can save money for your fund by making a second mailing unnecessary. In addition to the option of mailing the proxy card back to us, we now offer you TWO OTHER WAYS TO VOTE - by touch-tone telephone and by computer via the Internet. Using either SAVES TIME for you and HELPS REDUCE YOUR FUND'S EXPENSES. T. Rowe Price Ram Logo T. Rowe Price Investment Services, Inc., Distributor.

So after you've read the proxy information about your fund, but BEFORE you sign, seal, and mail the proxy card, consider voting either by telephone or by computer via the Internet.

GRAPHIC OF TELEPHONE

 By touch-tone TELEPHONE:

 . have the proxy card handy

 . call 1-888-221-0697 toll free

 . enter the control number found in the upper left corner of your proxy card

 . follow the simple recorded instructions


GRAPHIC OF COMPUTER SCREEN

 By COMPUTER via the Internet:

 . have the proxy card handy

 . go to the Website WWW.PROXYWEB.COM

 . enter the control number found in the upper left corner of your proxy card

 . follow the instructions on the screen


IF YOU VOTE BY COMPUTER OR TELEPHONE, YOU DO NOT NEED TO MAIL THE PROXY CARD.

Thank you.